    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

        CREDIT SUISSE INSTITUTIONAL FUND-INTERNATIONAL EQUITY PORTFOLIO

                    WARBURG PINCUS INTERNATIONAL EQUITY FUND

The following information supplements certain information contained in the portfolio's and fund's Prospectuses and Statements of Additional Information.

Nancy Nierman joins P. Nicholas Edwards, Vincent J. McBride and Harold E. Sharon as Co-Portfolio Manager of the portfolio and fund. Ms. Nierman has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Prior to joining Warburg Pincus in 1996, Ms. Nierman was an analyst with Fiduciary Trust Company International from 1992 to 1996. Harold W. Ehrlich no longer serves as Co-Portfolio Manager of the portfolio or fund.

Dated: October 18, 2000                                                  16-1000
                                                                             for
                                                                           WPINI
                                                                           WPISF
                                                                           ADIEQ